SCHEDULE A

FUND                                             CLASSES
----                                             --------
Balanced Fund                                    Class A, Class B and G Shares
Convertible Securities Fund                      Class A and G Shares
Diversified Stock Fund                           Class A, Class B and Class G
Equity Income Fund                               Class A
Established Value Fund                           Class G
Federal Money Market Fund                        Investor and Select
Financial Reserves Fund                          Class A
Fund For Income                                  Class A and Class G
Government Mortgage Fund                         Class A
Gradison Government Reserves Fund                Class G
Growth Fund                                      Class A and G Glass
Institutional Money Market Fund                  Investor and Select
International Growth Fund                        Class A, Class B and Class G
Intermediate Income Fund                         Class A
Investment Quality Bond Fund                     Class A
Lakefront Fund                                   Class A
LifeChoice Conservative Investor Fund            Class A
LifeChoice Moderate Investor Fund                Class A
LifeChoice Growth Investor Fund                  Class A
Limited Term Income Fund                         Class A
Maine Municipal Bond Fund (Short-Intermediate)   Class A
Maine Municipal Bond Fund (Intermediate)         Class A
Michigan Municipal Bond Fund                     Class A
National Municipal Bond Fund                     Class A and Class B
National Municipal Bond Fund
(Short-Intermediate)                             Class A
National Municipal Bond Fund (Long)              Class A
New York Tax-Free Fund                           Class A and Class B
Ohio Municipal Bond Fund                         Class A and Class G
Ohio Municipal Money Market Fund                 Class A
Ohio Regional Stock Fund                         Class A and Class B
Prime Obligations Fund                           Class A
Real Estate Investment Fund                      Class A and Class G
Small Company Opportunity Fund                   Class A and Class G
Special Value Fund                               Class A, Class B and Class G
Stock Index Fund                                 Class A and Class G
Tax-Free Money Market Fund                       Class A
U.S. Government Obligations Money Market Fund    Investor and Select
Value Fund                                       Class A and Class G


As of August 17, 1999